Exhibit 13.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL

FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 20-F/A of Siyata Mobile Inc. (the “Company”) for the period ending December 31, 2023 as filed with the Securities and Exchange Commission on the date hereof, and as amended by Amendment #1 (the “Report”), the undersigned hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to their knowledge that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 3, 2024	By:	/s/ Marc Seelenfreund
	Name:	Marc Seelenfreund
	Title:	Chief Executive Officer
(Principal Executive Officer)

By:	/s/ Gerald Bernstein
Name:	Gerald Bernstein
Title:	Chief Executive Officer
(Principal Executive Officer)